UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2026

ESS TECH, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83
Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each fifteen warrants exercisable for one share of common stock at an exercise price of $172.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On January 29, 2026, ESS Tech, Inc. (the “Company”) signed a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors identified on the signature pages thereto (the “Purchasers”) pursuant to which the Company agreed to issue and sell in a registered direct offering registered under the Securities Act of 1933, as amended (the “Securities Act”), an aggregate of 3,471,428 shares (the “Shares”) of the Company’s common stock (“Common Stock”), Pre-Funded Warrants to purchase an aggregate of 5,100,000 shares of Common Stock at an exercise price of $0.00001 per share (the “Pre-Funded Warrants”), and the 5,100,000 shares of Common Stock underlying the Pre-Funded Warrants (“Pre-Funded Warrant Shares”) at an offering price of $1.75 per Share or $1.74999 per Pre-Funded Warrant, as applicable (the “Registered Direct Offering”). The Registered Direct Offering is expected to close on or about January 30, 2026, subject to the satisfaction of customary closing conditions.
The net proceeds of the Registered Direct Offering are expected to be approximately $13.5 million, after deducting placement agent fees and expenses and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Registered Direct Offering for general corporate purposes and working capital.
Aegis Capital Corp. served as the Company’s exclusive placement agent in connection with the Registered Direct Offering (the “Placement Agent”). As compensation for the services provided by the Placement Agent in connection with the Registered Direct Offering, the Company agreed to pay the Placement Agent a cash fee of up to 6.0% of the gross proceeds received by the Company from the sale of the securities at the closing. The Company also agreed to reimburse the Placement Agent for certain of its offering-related expenses in an amount not to exceed $80,000 in the aggregate.
The Shares, Pre-Funded Warrants and Pre-Funded Warrant Shares were offered by the Company pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-291506) declared effective by the Securities and Exchange Commission (the “SEC”) on December 11, 2025 and the related prospectus supplement.
Pursuant to the Purchase Agreement, the Company agreed that for a period of sixty (60) days after the closing date, the Company will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or (ii) file any registration statement or any amendment or supplement thereto, in each case subject to certain limited exceptions.
Each Pre-Funded Warrant will be exercisable immediately upon issuance and will not expire until exercised in full. The exercise price and number of Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants are subject to appropriate adjustment in the event of stock dividends, stock splits, recapitalizations, reclassifications or similar events affecting the Common Stock. Subject to limited exceptions, a holder of Pre-Funded Warrants (together with its affiliates) may not exercise any portion of such holder’s Pre-Funded Warrants to the extent that, upon such exercise, the holder would own more than 4.99% (or 9.99% at the holder’s election) of the Common Stock then outstanding immediately after such exercise. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Common Stock then outstanding, provided that any such increase shall become effective upon 61 days’ prior notice to the Company.
The Purchase Agreement contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.
The foregoing descriptions of the Pre-Funded Warrants and the Purchase Agreement are qualified in their entirety by reference to the full text of the forms thereof, which are attached as Exhibits 4.1 and 10.1, respectively, hereto and incorporated by reference herein.
The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transactions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.
The legal opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the issuance and sale of the securities in the Registered Direct Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements, including statements regarding the Company and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” and “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the expected timing and terms of the Registered Direct Offering, the related contractual obligations and the use of proceeds. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company and involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, the Company’s or the Purchasers’ inability to consummate the Registered Direct Offering and other risks and uncertainties described more fully in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed on November 13, 2025, and the Company’s other filings with the SEC. Except as required by law, the Company is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Item 9.01 Exhibits

(d)	Exhibits

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Wilson Sonsini Goodrich & Rosati P.C.

10.1*	Form of Securities Purchase Agreement, dated January 29, 2026

23.1	Consent of Wilson Sonsini Goodrich & Rosati P.C. (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
*Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: January 29, 2026

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Chief Financial Officer